EXTENDED STAY AMERICA ANNOUNCES FOURTH QUARTER AND FULL YEAR 2019 RESULTS
-Net Income of $23.8 million in the Fourth Quarter, $165.1 million for the Full Year 2019
-Adjusted EBITDA1 of $108.8 million in the Fourth Quarter, $535.0 million for the Full Year 2019
-Comparable system-wide RevPAR of -0.8% in the Fourth Quarter, -0.9% for the Full Year 2019
-Over $300 million in capital returns to Paired Shareholders for the Full Year 2019
-Issues 2020 Guidance

CHARLOTTE, N.C. - February 26, 2020 (GlobeNewswire) - Extended Stay America, Inc. and ESH Hospitality, Inc. (together, the “Company”) (NASDAQ:STAY) today announced consolidated results for the three and twelve months ended December 31, 2019.
Fourth Quarter 2019 Highlights
•Net income of $23.8 million
•Total revenues of $284.2 million
•Comparable system-wide Revenue Per Available Room (“RevPAR”) declined 0.8%, a RevPAR Index gain of 2.1% compared to our competitive set
•Adjusted EBITDA of $108.8 million
•Adjusted Funds from Operations (“Adjusted FFO”)1 of $0.37 per diluted Paired Share
•Adjusted Paired Share Income1 of $0.14 per diluted Paired Share
•$115 million in capital returns to Paired Shareholders
Extended Stay America’s President and Chief Executive Officer, Bruce Haase, commented, “We were pleased to finish the year on a strong December performance, where we gained more than 400 basis points of RevPAR index on our competitive set and 210 basis points for the full fourth quarter of 2019.”
Mr. Haase continued, “In 2020, we will focus on a return to the basics and fully exploiting the value inherent in our high margin extended stay business model. We believe there is opportunity to improve the guest experience and property performance, more aggressively curate our asset portfolio, and grow the Extended Stay America brand through an asset-light franchising strategy. We will also continue to focus on returning significant capital to our shareholders while maintaining strong financial discipline.”
Financial and Operating Results
Total revenues for the three months ended December 31, 2019 were $284.2 million, a decrease of 1.9% over the same period in the prior year due to asset dispositions in 2018 and a decline in Comparable Company-owned RevPAR. Adjusting for asset dispositions in 2018, total revenues declined 1.1% during the fourth quarter. For the full year 2019, total revenues declined 4.5% to $1,218.2 million, driven by asset dispositions and a decrease in Comparable system-wide RevPAR. Adjusting for asset dispositions in 2018, total revenues decreased 0.3%.
1 See “Disclosure Regarding Non-GAAP Financial Measures” for an explanation of non-GAAP measures included in this release (i.e., Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations ("FFO"), Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share).

Comparable system-wide RevPAR for the three months ended December 31, 2019 decreased 0.8% over the same period in 2018 to $46.94, driven by a 4.0% decline in Average Daily Rate (“ADR”), partially offset by a 240 basis point increase in occupancy. The decline in Comparable system-wide RevPAR was driven by industry softness in October, a -0.8% impact from renovation disruption, and a -0.8% impact from cycling the Boston gas explosion in 2018. Despite the impact from renovation disruption, the Company’s RevPAR outperformed its competitive set by 2.1% during the quarter on a Comparable system-wide basis. Comparable system-wide RevPAR was approximately flat in November and increased 1.8% in December. Company-owned RevPAR decreased 1.7% during the quarter. Comparable system-wide RevPAR for the full year 2019 declined 0.9% over 2018 driven by a 2.9% decline in ADR, partially offset by a 150 basis point increase in occupancy. Excluding renovation disruption and cycling hurricane market benefits in 2018, Comparable system-wide RevPAR for the full year 2019 would have increased 1.0%. The Company's RevPAR outperformed its competitive set by 0.6% during the full year on a Comparable system-wide basis.

Hotel Operating Margin1 for the three months ended December 31, 2019 was 48.3% compared to 51.1% in the same period in 2018. While we continued our strategy to maximize targeted marketing efforts to our longest staying customers and other cost saving initiatives, these were offset by an increase in certain operating expenses, including hotel payroll expense, property insurance expense, maintenance expense and property taxes, as well as a decline in Comparable Company-owned RevPAR. Hotel Operating Margin for the full year 2019 was 51.8% compared to 54.0% in 2018. Property-level margins remain at industry leading levels.

Net income for the three months ended December 31, 2019 was $23.8 million compared to $39.4 million in the same period in 2018, a decrease of 39.5%. Net income this quarter was adversely impacted by CEO and related transition costs, legal settlement expense and an increase in hotel operating expenses. Net income for the full year 2019 was $165.1 million compared to $211.8 million in the same period in 2018, a decrease of 22.0%. The decline in net income for both the three and twelve months ended December 31, 2019 was primarily due to a decline in Hotel Operating Margin driven by increased hotel operating expense, partially offset by lower income tax expense.

Adjusted EBITDA for the three months ended December 31, 2019 was $108.8 million, a decline of 14.1% compared to the same period in 2018. Adjusted EBITDA was impacted by CEO and related transition costs, legal settlement expense and other unanticipated net expense items arising after our November 2019 guidance totaling approximately $10.0 million. Adjusted EBITDA excludes non-cash equity-based compensation expense of $0.8 million and $0.9 million in other expenses. Adjusted EBITDA for the full year 2019 was $535.0 million, a decline of 10.8%, due primarily to asset dispositions in 2018 resulting in lost contribution of $21.4 million and an increase in Comparable Company-owned hotel operating expenses.

Adjusted FFO for the three months ended December 31, 2019 was $67.8 million compared to $77.8 million in the same period in 2018. The decline in Adjusted FFO was due to an increase in Comparable Company-owned hotel operating expenses, CEO and related transition costs, legal settlements and a decline in Comparable Company-owned RevPAR. Adjusted FFO per diluted Paired Share was $0.37 compared to $0.41 in the same period in 2018. Adjusted FFO, a non-GAAP measure, represents funds from operations, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. A Paired Share entitles its holder to participate in 100% of the common equity and earnings of both Extended Stay America, Inc.

and ESH Hospitality, Inc. Adjusted FFO for the full year 2019 was $337.6 million, or $1.81 per diluted Paired Share, compared to $382.8 million, or $2.02 per diluted Paired Share, in 2018.

Adjusted Paired Share Income for the three months ended December 31, 2019 was $24.9 million, or $0.14 per diluted Paired Share, compared to $38.6 million, or $0.21 per diluted Paired Share, in the same period in 2018. The decline in Adjusted Paired Share Income was driven by an increase in Comparable Company-owned hotel operating expenses, CEO and related transition costs, legal settlements and a decline in Comparable Company-owned RevPAR, partially offset by a decrease in effective tax rate. Adjusted Paired Share Income, a non-GAAP measure, represents net income, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. Adjusted Paired Share Income per diluted Paired Share for the full year 2019 was $0.95 compared to $1.14 in 2018.

Capital Expenditures
The Company invested $83.3 million in capital expenditures during the fourth quarter of 2019. This includes $13.4 million in renovation capital, $8.4 million in IT capital and $35.3 million in capital for hotel development and land acquisitions. The Company invested $261.3 million in capital expenditures for the full year 2019.

Hotel and Development Pipeline
As of December 31, 2019, the Company had a pipeline of 75 hotels representing approximately 9,100 rooms after opening 4 hotels in 2019.

Company Owned Pipeline & Recently Opened Hotels as of December 31, 2019
Under Option		Pre-Development		Under Construction		Total Pipeline		Opened in 2019
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
1	124	6	752	9	1,128	16	2,004	2	260

Third Party Pipeline & Recently Opened Hotels as of December 31, 2019
Commitments		Applications		Executed		Total Pipeline		Opened in 2019
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
39	4,804	5	588	15	1,665	59	7,057	2	217

Definitions
Under Option	Locations with a signed purchase and sale agreement
Pre-Development	Land purchased, permitted and/or site work
Under Construction	Hotel is under construction
Commitments	Signed commitment to build a certain number of hotels by a third party
Applications	Third party filed franchise application with deposit
Executed	Franchise application approved, various stages of pre-development or under construction

Distributions and Share Repurchases
On February 26, 2020, the Boards of Directors of Extended Stay America, Inc. and ESH Hospitality, Inc. declared cash distributions totaling $0.23 per Paired Share for the fourth quarter of 2019. The distributions are payable on March 26, 2020 to shareholders of record as of March 12, 2020. The Company repurchased 5.0 million Paired Shares during the fourth quarter for an aggregate purchase of $73.1 million. For the full year 2019, the Company repurchased 9.0 million Paired Shares for an aggregate purchase of $130.5 million.

Since the end of the fourth quarter of 2019, the Company has repurchased an additional 2.2 million Paired Shares for an aggregate purchase of $31.0 million. The Company’s total remaining repurchase authorization was $101.1 million as of close of the market today.

2020 Outlook
The Company’s 2020 Outlook is as follows:

in millions, except % and # of hotels	Low	High

# of hotels owned on 12/31/20	564
Total revenues	$1,226	$1,246
Comparable system-wide RevPAR % Δ	-0.5%	+1.5%
Net income	$133	$154
Adjusted Paired Share Income/Paired Share	$0.78	$0.90
Adjusted FFO/Paired Share	$1.68	$1.77
Adjusted EBITDA	$505	$525
Depreciation and amortization	$195	$200
Net interest expense	$135	$135
Effective tax rate	15%	15%
Capital expenditures	$210	$240
Expected capital returns**	$215	$235

Our guidance does not include any potential impact from the COVID-19 virus.

**Expected capital returns assumes no asset dispositions in 2020. We are currently marketing hotel assets and if such asset dispositions occur, a portion of disposition proceeds is expected to be used for incremental Paired Share repurchases.

Webcast and Conference Call Details
The Company will host a conference call on Thursday, February 27, 2020 at 8:30 a.m. Eastern Time. The conference call will be webcast simultaneously in the Investor Relations section of the Company’s website at www.aboutstay.com. A replay of the call will be available for 90 days following the webcast on the Company’s website. Alternatively, the conference call can be accessed by dialing 1-877-705-6003 for domestic callers or 1-201-493-6725 for international callers. A telephone replay will be available from shortly after the call until March 5, 2020, and can be accessed by dialing 1-844-512-2921 for domestic callers or
1-412-317-6671 for international callers. The passcode for the replay is 13699082.

Disclosure Regarding Non-GAAP Financial Measures
Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share (collectively, the “Non-GAAP Financial Measures”), which are detailed in the reconciliation tables that accompany this release, are used by the Company as supplemental performance measures. The Company believes these measures provide useful information to investors regarding our results of operations and allow investors to evaluate the ongoing operating performance of our hotels and facilitate comparisons between the Company and other lodging companies, hotel owners and capital-intensive companies, including those which include a REIT as part of their legal entity structure. The Non-GAAP Financial Measures are not recognized terms under U.S. GAAP. These measures as presented may not be comparable to measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, net income, net income per share or any other measure of the Company, Extended Stay America, Inc. or ESH Hospitality, Inc. calculated in accordance with U.S. GAAP. The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with U.S. GAAP.

Forward Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, business strategies, financial results, liquidity and capital resources, capital expenditures, capital returns, distribution policy and other non-historical statements, including the statements in the “2020 Outlook” section of this release. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 26, 2020 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America
Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 631 hotels. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 557 hotels and approximately 61,900 rooms in the U.S. ESA also manages or franchises an additional 74 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts
Investors or Media:
Rob Ballew
(980) 345-1546
investorrelations@esa.com

EXTENDED STAY AMERICA, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands, except per share data)

Three Months Ended				Twelve Months Ended
December 31,				December 31,
2019	2018	% Variance		2019	2018	% Variance
(Unaudited)				(Audited)
			REVENUES:
$272,397	$279,236	(2.4)%	Room revenues	$1,171,726	$1,237,311	(5.3)%
6,517	5,161	26.3%	Other hotel revenues	24,365	21,871	11.4%
1,389	1,171	18.6%	Franchise and management fees	5,412	3,310	63.5%
280,303	285,568	(1.8)%		1,201,503	1,262,492	(4.8)%

3,895	4,148	(6.1)%	Other revenues from franchised and managed properties	16,716	12,567	33.0%

284,198	289,716	(1.9)%	Total revenues	1,218,219	1,275,059	(4.5)%

			OPERATING EXPENSES:
145,210	140,004	3.7%	Hotel operating expenses	582,321	583,029	(0.1)%
27,549	21,384	28.8%	General and administrative expenses	95,155	91,094	4.5%
49,857	49,677	0.4%	Depreciation and amortization	197,400	209,329	(5.7)%
—	—	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%

222,616	211,065	5.5%		877,555	927,052	(5.3)%

4,528	4,456	1.6%	Other expenses from franchised and managed properties	18,870	13,217	42.8%

227,144	215,521	5.4%	Total operating expenses	896,425	940,269	(4.7)%

—	879	(100.0)%	GAIN ON SALE OF HOTEL PROPERTIES, NET	—	42,478	(100.0)%

1	168	(99.4)%	OTHER INCOME	32	669	(95.2)%

57,055	75,242	(24.2)%	INCOME FROM OPERATIONS	321,826	377,937	(14.8)%

(143)	(813)	(82.4)%	OTHER NON-OPERATING INCOME	(391)	(765)	(48.9)%

31,859	29,798	6.9%	INTEREST EXPENSE, NET	127,764	124,870	2.3%

25,339	46,257	(45.2)%	INCOME BEFORE INCOME TAX EXPENSE	194,453	253,832	(23.4)%

1,493	6,858	(78.2)%	INCOME TAX EXPENSE	29,315	42,076	(30.3)%

23,846	39,399	(39.5)%	NET INCOME	165,138	211,756	(22.0)%

(70,680)	(78,345)	(9.8)%	NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(95,470)	(98,892)	(3.5)%

$(46,834)	$(38,946)	20.3%	NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC. COMMON SHAREHOLDERS	$69,668	$112,864	(38.3)%

$(0.26)	$(0.21)	24.4%	NET (LOSS) INCOME PER EXTENDED STAY AMERICA, INC. COMMON SHARE - DILUTED	$0.37	$0.59	(37.3)%

182,046	188,272		WEIGHTED-AVERAGE EXTENDED STAY AMERICA, INC. COMMON SHARES OUTSTANDING - DILUTED	186,822	189,821

			CONSOLIDATED BALANCE SHEET DATA
			AS OF DECEMBER 31, 2019 AND 2018
			(In thousands)
			(Audited)

				December 31,
				2019	2018
			Cash and cash equivalents	$346,812	$287,458
			Restricted cash	$14,858	$15,878
			Total assets	$4,030,596	$3,924,210
			Total debt, net of unamortized deferred financing costs and debt discounts (1)	$2,639,766	$2,402,637
			Total equity	$1,176,270	$1,310,639

			(1) Unamortized deferred financing costs and debt discounts totaled $46.7 million and $41.1 million as of December 31, 2019 and 2018, respectively.

EXTENDED STAY AMERICA, INC.
OPERATING METRICS
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(Unaudited)

COMPARABLE SYSTEM-WIDE OPERATING METRICS (1)

Three Months Ended				Twelve Months Ended
December 31,				December 31,
2019	2018	Variance		2019	2018	Variance
624	624	—	Number of hotels (as of December 31)	623	623	—
68,700	68,700	—	Number of rooms (as of December 31)	68,585	68,585	—
75.3%	72.9%	240 bps	Comparable System-Wide Occupancy(1)	76.8%	75.3%	150 bps
$62.31	$64.94	(4.0)%	Comparable System-Wide ADR(1)	$65.86	$67.84	(2.9)%
$46.94	$47.34	(0.8)%	Comparable System-Wide RevPAR(1)	$50.60	$51.06	(0.9)%

COMPARABLE COMPANY-OWNED OPERATING METRICS (2)

Three Months Ended				Twelve Months Ended
December 31,				December 31,
2019	2018	Variance		2019	2018	Variance
553	553	—	Number of hotels (as of December 31)	552	552	—
61,445	61,445	—	Number of rooms (as of December 31)	61,330	61,330	—
74.8%	73.4%	140 bps	Comparable Company-Owned Occupancy(2)	76.8%	75.9%	90 bps
$64.32	$66.74	(3.6)%	Comparable Company-Owned ADR(2)	$67.96	$69.67	(2.5)%
$48.13	$48.96	(1.7)%	Comparable Company-Owned RevPAR(2)	$52.19	$52.88	(1.3)%

			Renovation Displacement Data (in thousands, except percentages):
5,653	5,653	—	Total available room nights	22,385	22,385	—
34	—	34	Room nights displaced from renovation	79	—	79
0.6%	0.0%	60 bps	% of available room nights displaced	0.4%	0.0%	40 bps

COMPANY-OWNED OPERATING METRICS (3)

Three Months Ended				Twelve Months Ended
December 31,				December 31,
2019	2018	Variance		2019	2018	Variance
557	554	3	Number of hotels (as of December 31)	557	554	3
61,933	61,552	381	Number of rooms (as of December 31)	61,933	61,552	381
74.8%	73.3%	150 bps	Company-Owned Occupancy(3)	76.7%	75.9%	80 bps
$64.34	$66.74	(3.6)%	Company-Owned ADR(3)	$67.97	$69.67	(2.4)%
$48.11	$48.93	(1.7)%	Company-Owned RevPAR(3)	$52.16	$52.86	(1.3)%

(1) Includes hotels owned, franchised or managed for the full three and twelve months ended December 31, 2019 and 2018, respectively.
(2) Includes hotels owned and operated by the Company for the full three and twelve months ended December 31, 2019 and 2018, respectively.
(3) Includes results of operations of the Company's owned and operated hotels during the periods presented, which is summarized below:

Date	Number of Hotels (Sold) Acquired or Opened	Number of Rooms	Number of Owned Hotels(1)	Number of Owned Rooms(1)
December 31, 2017	—	—	624	68,686
February 2018	(25)	(2,420)	599	66,266
March 2018	(1)	(101)	598	66,165
May 2018	1	115	599	66,280
September 2018	(32)	(3,449)	567	62,831
November 2018	1	107	568	62,938
November 2018	(14)	(1,386)	554	61,552
November 2019	1	121	555	61,673
December 31, 2019	2	260	557	61,933

(1) As of end of period.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended				Twelve Months Ended
December 31,				December 31,
2019	2018	Variance		2019	2018	Variance
$23,846	$39,399	(39.5)%	Net income	$165,138	$211,756	(22.0)%
1,493	6,858	(78.2)%	Income tax expense	29,315	42,076	(30.3)%
31,859	29,798	6.9%	Interest expense, net	127,764	124,870	2.3%
(143)	(813)	(82.4)%	Other non-operating income	(391)	(765)	(48.9)%
(1)	(168)	(99.4)%	Other income	(32)	(669)	(95.2)%
—	(879)	(100.0)%	Gain on sale of hotel properties, net	—	(42,478)	(100.0)%
—	—	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%
49,857	49,677	0.4%	Depreciation and amortization	197,400	209,329	(5.7)%
27,549	21,384	28.8%	General and administrative expenses	95,155	91,094	4.5%
1,035	796	30.0%	Loss on disposal of assets(1)	6,072	3,413	77.9%
(1,389)	(1,171)	18.6%	Franchise and management fees	(5,412)	(3,310)	63.5%
633	308	105.5%	Other expenses from franchised and managed properties, net of other revenues	2,154	650	231.4%
$134,739	$145,189	(7.2)%	Hotel Operating Profit	$619,842	$679,566	(8.8)%

$272,397	$279,236	(2.4)%	Room revenues	$1,171,726	$1,237,311	(5.3)%
6,517	5,161	26.3%	Other hotel revenues	24,365	21,871	11.4%
$278,914	$284,397	(1.9)%	Total room and other hotel revenues	$1,196,091	$1,259,182	(5.0)%

48.3%	51.1%	(280) bps	Hotel Operating Margin	51.8%	54.0%	(220) bps

(1) Included in hotel operating expenses in the consolidated statements of operations.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO COMPARABLE HOTEL(2)
OPERATING PROFIT AND COMPARABLE HOTEL OPERATING MARGIN
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended				Twelve Months Ended
December 31,				December 31,
2019	2018	Variance		2019	2018	Variance
$23,846	$39,399	(39.5)%	Net income	$165,138	$211,756	(22.0)%
1,493	6,858	(78.2)%	Income tax expense	29,315	42,076	(30.3)%
31,859	29,798	6.9%	Interest expense, net	127,764	124,870	2.3%
(143)	(813)	(82.4)%	Other non-operating income	(391)	(765)	(48.9)%
(1)	(168)	(99.4)%	Other income	(32)	(669)	(95.2)%
—	(879)	(100.0)%	Gain on sale of hotel properties, net	—	(42,478)	(100.0)%
—	—	n/a	Impairment of long-lived assets	2,679	43,600	(93.9)%
49,857	49,677	0.4%	Depreciation and amortization	197,400	209,329	(5.7)%
27,549	21,384	28.8%	General and administrative expenses	95,155	91,094	4.5%
1,035	796	30.0%	Loss on disposal of assets(1)	6,072	3,413	77.9%
(1,389)	(1,171)	18.6%	Franchise and management fees	(5,412)	(3,310)	63.5%
633	308	105.5%	Other expenses from franchised and managed properties, net of other revenues	2,154	650	231.4%
(283)	(770)	(63.2)%	Hotel operating profit of hotels not owned for entirety of periods presented	(1,641)	(21,423)	(92.3)%
$134,456	$144,419	(6.9)%	Comparable Hotel Operating Profit(2)	$618,201	$658,143	(6.1)%

$272,397	$279,236	(2.4)%	Room revenues	$1,171,726	$1,237,311	(5.3)%
6,517	5,161	26.3%	Other hotel revenues	24,365	21,871	11.4%
(900)	(2,476)	(63.7)%	Total revenues of hotels not owned for entirety of periods presented	(4,202)	(54,753)	(92.3)%
$278,014	$281,921	(1.4)%	Comparable total room and other hotel revenues	$1,191,889	$1,204,429	(1.0)%

48.4%	51.2%	(280) bps	Comparable Hotel Operating Margin(2)	51.9%	54.6%	(270) bps

(1) Included in hotel operating expenses in the consolidated statements of operations.

(2) Includes the results of 553 and 552 hotels owned and operated during the full three and twelve months ended December 31, 2019 and 2018, respectively.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended			Twelve Months Ended
December 31,			December 31,
2019	2018		2019	2018
$23,846	$39,399	Net income	$165,138	$211,756
31,859	29,798	Interest expense, net	127,764	124,870
1,493	6,858	Income tax expense	29,315	42,076
49,857	49,677	Depreciation and amortization	197,400	209,329
107,055	125,732	EBITDA	519,617	588,031
782	1,725	Equity-based compensation	6,913	7,724
—	—	Impairment of long-lived assets	2,679	43,600
—	(879)	Gain on sale of hotel properties, net	—	(42,478)
922	(19)	Other non-operating expense (income)(1)	5,829	2,860
$108,759	$126,559	Adjusted EBITDA	$535,038	$599,737

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA(2)
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands)
(Unaudited)

Three Months Ended			Twelve Months Ended
December 31,			December 31,
2019	2018		2019	2018
$23,846	$39,399	Net income	$165,138	$211,756
31,859	29,798	Interest expense, net	127,764	124,870
1,493	6,858	Income tax expense	29,315	42,076
49,857	49,677	Depreciation and amortization	197,400	209,329
107,055	125,732	EBITDA	519,617	588,031
(283)	(770)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	(1,641)	(21,423)
782	1,725	Equity-based compensation	6,913	7,724
—	—	Impairment of long-lived assets	2,679	43,600
—	(879)	Gain on sale of hotel properties, net	—	(42,478)
922	(19)	Other non-operating expense (income)(1)	5,829	2,860
$108,476	$125,789	Comparable Adjusted EBITDA(2)	$533,397	$578,314

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $1.0 million, $0.8 million, $6.1 million and $3.4 million, respectively.

(2) Includes results of 553 and 552 hotels owned and operated during the full three and twelve months ended December 31, 2019 and 2018, respectively.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS
AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended			Twelve Months Ended
December 31,			December 31,
2019	2018		2019	2018
$(0.26)	$(0.21)	Net (loss) income per Extended Stay America, Inc. common share - diluted	$0.37	$0.59
$(46,834)	$(38,946)	Net (loss) income attributable to Extended Stay America, Inc. common shareholders	$69,668	$112,864
70,676	78,341	Noncontrolling interests attributable to Class B common shares of ESH REIT	95,454	98,876
48,225	48,307	Real estate depreciation and amortization	191,560	204,095
—	—	Impairment of long-lived assets	2,679	43,600
—	(879)	Gain on sale of hotel properties, net	—	(42,478)
(4,451)	(8,015)	Tax effect of adjustments to net (loss) income attributable to Extended Stay America, Inc. common shareholders	(27,582)	(34,517)
67,616	78,808	Funds from Operations	331,779	382,440
17	—	Debt modification and extinguishment costs	6,733	1,621
—	(1,208)	Other non-operating income	—	(1,208)
132	204	Tax effect of adjustments to Funds from Operations	(956)	(70)
$67,765	$77,804	Adjusted Funds from Operations	$337,556	$382,783

$0.37	$0.41	Adjusted Funds from Operations per Paired Share – diluted	$1.81	$2.02

182,046	188,272	Weighted average Paired Shares outstanding – diluted	186,822	189,821

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET (LOSS) INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE THREE AND TWELVE MONTHS ENDED DECEMBER 31, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

Three Months Ended December 31,			Twelve Months Ended December 31,
2019	2018		2019	2018
$(0.26)	$(0.21)	Net (loss) income per Extended Stay America, Inc. common share - diluted	$0.37	$0.59
$(46,834)	$(38,946)	Net (loss) income attributable to Extended Stay America, Inc. common shareholders	$69,668	$112,864
70,676	78,341	Noncontrolling interests attributable to Class B common shares of ESH REIT	95,454	98,876
23,842	39,395	Paired Share Income	165,122	211,740
17	—	Debt modification and extinguishment costs	6,733	1,621
—	—	Impairment of long-lived assets	2,679	43,600
—	(879)	Gain on sale of hotel properties, net	—	(42,478)
922	(19)	Other non-operating expense (income)(1)	5,829	2,860
136	152	Tax effect of adjustments to Paired Share Income	(2,163)	(937)
$24,917	$38,649	Adjusted Paired Share Income	$178,200	$216,406

$0.14	$0.21	Adjusted Paired Share Income per Paired Share – diluted	$0.95	$1.14

182,046	188,272	Weighted average Paired Shares outstanding – diluted	186,822	189,821

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions. Loss on disposal of assets totaled $1.0 million, $0.8 million, $6.1 million and $3.4 million, respectively.

EXTENDED STAY AMERICA, INC.
TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2019 (ACTUAL) AND 2020 (OUTLOOK)
(In thousands)
(Unaudited)

Year Ended		Year Ending December 31, 2020
December 31, 2019		(Outlook)
(Actual)		Low	High
$1,218,219	Total revenues	$1,226,000	$1,246,000

$165,138	Net income	$132,600	$153,850
127,764	Interest expense, net	135,000	135,000
29,315	Income tax expense	23,400	27,150
197,400	Depreciation and amortization	200,000	195,000
519,617	EBITDA	491,000	511,000
6,913	Equity-based compensation	8,000	8,000
2,679	Impairment of long-lived assets	—	—
5,829	Other expense(1)	6,000	6,000
$535,038	Adjusted EBITDA	$505,000	$525,000

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions.

NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO FUND FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS
AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE
FOR THE YEARS ENDED DECEMBER 31, 2019 (ACTUAL) AND 2020 (OUTLOOK)
(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended		Year Ending December 31, 2020
December 31, 2019		(Outlook)
(Actual)		Low	High
$0.37	Net income per Extended Stay America, Inc. common share - diluted	$0.28	$0.36

$69,668	Net income attributable to Extended Stay America, Inc. common shareholders	$50,424	$63,354
95,454	Noncontrolling interests attributable to Class B common shares of ESH REIT	82,160	90,480
191,560	Real estate depreciation and amortization	194,000	189,000
2,679	Impairment of long-lived assets	—	—
(27,582)	Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(29,100)	(28,350)
331,779	Funds from Operations	297,484	314,484
6,733	Debt modification and extinguishment costs	—	—
(956)	Tax effect of adjustments to Funds from Operations	—	—
$337,556	Adjusted Funds from Operations	$297,484	$314,484

$1.81	Adjusted Funds from Operations per Paired Share – diluted	$1.68	$1.77

186,822	Weighted average Paired Shares outstanding – diluted	177,500	177,500

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE YEARS ENDED DECEMBER 31, 2019 (ACTUAL) AND 2020 (OUTLOOK)
(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended		Year Ending December 31, 2020
December 31, 2019		(Outlook)
(Actual)		Low	High
$0.37	Net income per Extended Stay America, Inc. common share- diluted	$0.28	$0.36

$69,668	Net income attributable to Extended Stay America, Inc. common shareholders	$50,424	$63,354
95,454	Noncontrolling interests attributable to Class B common shares of ESH REIT	82,160	90,480
165,122	Paired Share Income	132,584	153,834
6,733	Debt modification and extinguishment costs	—	—
2,679	Impairment of long-lived assets	—	—
5,829	Other expense (1)	6,000	6,000
(2,163)	Tax effect of adjustments to Paired Share Income	(900)	(900)
$178,200	Adjusted Paired Share Income	$137,684	$158,934

$0.95	Adjusted Paired Share Income per Paired Share – diluted	$0.78	$0.90

186,822	Weighted average Paired Shares outstanding – diluted	177,500	177,500

(1) Includes loss on disposal of assets, non-operating expense (income), including foreign currency transaction costs, and certain costs associated with acquisitions and dispositions.